UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08044

Morgan Stanley High Yield Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2008 Semi-Annual Report

June 30, 2008

Morgan Stanley

High Yield Fund, Inc. (MSY)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley High Yield Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2008, the Morgan Stanley High Yield Fund, Inc. (the “Fund”) had total returns, based on net asset value and market value per share (including reinvestment of distributions), of -3.09%, net of fees, and -4.20%, respectively, compared to its benchmark, the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index (the “Index”) which returned -1.08%. On June 30, 2008, the closing price of the Fund’s shares on the New York Stock Exchange was $5.30, representing a 12.7% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  Market volatility remained elevated throughout the reporting period as credit remained constrained and fears of an economic recession were joined by concerns about escalating inflation.

•                  The Federal Reserve (the “Fed”) continued to pursue its aggressive efforts to boost liquidity and the economy during much of the period, including lowering the target federal funds rate to 2.0% by the end of April. As market liquidity began to improve later in the period and inflationary pressures rose, the Fed held interest rates steady at its June meeting, prompting speculation that its easing campaign had come to an end.

•                  The high yield market struggled during the first quarter as weaker economic data, poor earnings releases, rising defaults and poor liquidity pushed prices considerably lower and spreads wider.

•                  Performance rebounded in April and May as investors began to take on risk. In June, however, the weaker economic picture, declining equity prices, and higher volatility caused the high yield market to reverse course, giving back much of the gains realized in the prior two months.

•                  The Fund’s higher-than-average credit quality was additive to performance for the overall period. In the risk-averse environment that persisted throughout much of the period, investors generally favored higher-quality issues, causing the higher-rated segment of the market to outperform the lower-rated segment. As such, our greater relative emphasis on higher-quality securities enhanced returns.

•                  The Fund maintained an overweight relative to the benchmark in the health care sector, which was additive to returns as the sector performed well during the period. Additionally, the portfolio held no investments in the airline sector, which was beneficial as the sector struggled amid rising fuel prices.

•                  Holdings in mortgage-backed securities (MBS) and select commercial mortgage-backed securities (CMBS) hindered returns as the sectors declined for the overall period.

Management Strategies

•                  We maintained a defensive stance in terms of the Fund’s credit quality profile. We believed this was a prudent strategy given that in a declining market such as we experienced for much of the reporting period, higher-rated issues typically outperform lower-rated issues.

•                  With regard to duration (a measure of interest-rate sensitivity) and yield-curve positioning, we maintained a neutral stance, which had a minimal impact on performance.

Morgan Stanley High Yield Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

Management Strategies (cont’d)

•                  We continued to seek to maintain a balanced and well-diversified portfolio, while allowing for strategic overweights in securities and sectors with the most attractive risk profiles. In terms of issuer size, we focused on larger companies because of their financial flexibility, their ability to withstand less favorable financial conditions, and their superior access to capital markets. As of the end of the period, the Fund’s major sector overweights included health care, energy, and chemicals. Key sector underweights included technology, buildings products/home builders, and manufacturing.

•                  Although credit spreads narrowed somewhat during the quarter, they remained much wider than long-term averages at the end of the period. As such, we are seeking opportunities to increase the portfolio’s risk profile to a more neutral, rather than defensive, stance.

Sincerely,

Ronald E. Robison
President and Principal Executive Officer	July 2008

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies substantially comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the management fee rate was acceptable as the total expense ratio was competitive with that of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is a closed-end fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the commissions were competitive with those of other broker-dealers and the fall-out benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

		Face
		Amount (000)	Value (000)
CORPORATE BONDS AND NOTES (96.2%)
Broadcasting (0.8%)
LIN Television Corp.,
6.50%, 5/15/13		$460	$424
Univision Communications, Inc. PIK,
9.75%, 3/15/15		(a)300	221
			645
Cable (4.9%)
Cablevision Systems Corp.,
7.13%, 4/1/09		(b)775	779
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.,
11.00%, 10/1/15		301	225
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.,
10.25%, 9/15/10		215	209
CSC Holdings, Inc.,
8.50%, 6/15/15		(a)205	202
DirecTV Holdings LLC/DirecTV Financing Co.,
6.38%, 6/15/15		70	66
7.63%, 5/15/16		(a)595	589
Echostar DBS Corp.,
5.75%, 10/1/08		300	301
6.63%, 10/1/14		715	663
Intelsat Corp.,
9.00%, 8/15/14		621	630
Virgin Media Finance plc,
8.75%, 4/15/14		90	85
9.13%, 8/15/16		100	94
			3,843
Chemicals (4.2%)
Berry Plastics Holding Corp.,
8.88%, 9/15/14		670	583
10.25%, 3/1/16		405	306
Innophos Holdings, Inc.,
9.50%, 4/15/12		(a)260	258
Innophos, Inc.,
8.88%, 8/15/14		150	151
Koppers Holdings, Inc.,
Zero Coupon, 11/15/14		(d)355	323
Koppers, Inc.,
9.88%, 10/15/13		250	264
Nalco Co.,
7.75%, 11/15/11		345	347
Rockwood Specialties Group, Inc.,
7.63%, 11/15/14	EUR	150	218
Terra Capital, Inc.,
7.00%, 2/1/17		$455	448
Westlake Chemical Corp.,
6.63%, 1/15/16		455	384
			3,282
Collateralized Mortgage Obligation — Non Agency Collateral Series (0.5%)
American Home Mortgage Assets,
2.78%, 6/25/47		(b)255	99
2.79%, 10/25/46		(b)235	95
Countrywide Alternative Loan Trust,
2.76%, 3/20/47		(b)267	104
3.18%, 2/25/37		(b)(h)199	15
3.30%, 1/25/36		(b)450	31
Harborview Mortgage Loan Trust,
3.18%, 1/19/36		(b)(h)418	32
Luminent Mortgage Trust,
2.84%, 7/25/36		(b)373	22
Residential Accredit Loans, Inc.,
3.23%, 1/25/46		(b)(h)348	24
			422
Commercial Mortgage Backed Securities (3.4%)
Banc of America Commercial Mortgage, Inc.,
5.94%, 2/10/51		(b)450	429
Bear Stearns Commercial Mortgage
Securities, Inc.,
5.69%, 6/11/50		(b)350	331
Citigroup Commercial Mortgage Trust,
5.43%, 10/15/49		350	332
5.89%, 12/10/49		(b)375	357
Commercial Mortgage Pass Through Certificates,
6.01%, 12/10/49		(b)375	360
JPMorgan Chase Commercial Mortgage
Securities Corp.,
5.94%, 2/12/49		(b)450	429
6.01%, 6/15/49		(b)425	407
			2,645
Consumer Products (1.1%)
Jarden Corp.,
7.50%, 5/1/17		600	525
Oxford Industries, Inc.,
8.88%, 6/1/11		380	369
			894
Diversified Media (3.8%)
CanWest MediaWorks, Inc.,
8.00%, 9/15/12		864	773

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

		Face
		Amount	Value
		(000)	(000)
Diversified Media (cont’d)
Dex Media West LLC/Dex Media Finance Co.,
9.88%, 8/15/13	$415		$375
Idearc, Inc.,
8.00%, 11/15/16		(c)1,575	998
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14		295	257
Valassis Communications, Inc.,
8.25%, 3/1/15		600	547
			2,950
Energy (8.8%)
Chaparral Energy, Inc.,
8.50%, 12/1/15		755	659
8.88%, 2/1/17		100	87
Chesapeake Energy Corp.,
7.50%, 9/15/13		720	724
7.63%, 7/15/13		135	136
Cie Generale de Geophysique-Veritas,
7.50%, 5/15/15		345	346
Cimarex Energy Co.,
7.13%, 5/1/17		140	138
Gaz Capital S.A.,
6.51%, 3/7/22		(a)105	94
Helix Energy Solutions Group, Inc.,
9.50%, 1/15/16		(a)(c)1,165	1,200
Hilcorp Energy I LP/Hilcorp Finance Co.,
7.75%, 11/1/15		(a)980	946
Husky Oil Co.,
8.90%, 8/15/28		(b)455	458
Knight, Inc.,
6.50%, 9/1/12		210	206
Massey Energy Co.,
6.88%, 12/15/13		855	838
Newfield Exploration Co.,
7.13%, 5/15/18		115	109
OPTI Canada, Inc.,
8.25%, 12/15/14		380	380
Pacific Energy Partners LP/Pacific Energy
Finance Corp.,
7.13%, 6/15/14		450	454
Plains Exploration & Production Co.,
7.63%, 6/1/18		125	126
			6,901
Financials (5.6%)
Alfa MTN Invest Ltd.,
9.25%, 6/24/13		(a)305	305
Capmark Financial Group, Inc.,
5.88%, 5/10/12		(c)1,520	1,073
6.30%, 5/10/17		55	36
General Motors Acceptance Corp. LLC,
6.75%, 12/1/14		1,070	708
6.88%, 9/15/11		(c)1,310	942
GrafTech Finance, Inc.,
10.25%, 2/15/12		119	123
Prologis REIT,
6.63%, 5/15/18		115	114
Realogy Corp.,
10.50%, 4/15/14		620	434
Residential Capital LLC,
8.13%, 11/21/08		147	129
8.50%, 5/15/10		(a)28	24
9.63%, 5/15/15		(a)372	182
Washington Mutual Preferred Funding LLC,
9.75%		(a)(b)(e)400	315
			4,385
Food & Drug (3.1%)
Axcan Intermediate Holdings, Inc.,
12.75%, 3/1/16		(a)215	216
CA FM Lease Trust,
8.50%, 7/15/17		(a)440	486
Rite Aid Corp.,
8.13%, 5/1/10		750	761
8.63%, 3/1/15		605	404
SUPERVALU, Inc.,
7.50%, 5/15/12 - 11/15/14		565	572
			2,439
Food & Tobacco (2.6%)
Constellations Brands, Inc.,
7.25%, 5/15/17		360	339
Michael Foods, Inc.,
8.00%, 11/15/13		405	401
Pilgrim’s Pride Corp.,
7.63%, 5/1/15		880	728
Smithfield Foods, Inc.,
7.00%, 8/1/11		615	564
			2,032
Forest Products (5.0%)
Crown Americas LLC/Crown Americas Capital Corp.,
7.63%, 11/15/13		335	336
Crown European Holdings S.A.,
6.25%, 9/1/11	EUR	245	368

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face
	Amount	Value
	(000)	(000)
Forest Products (cont’d)
Georgia-Pacific LLC,
7.13%, 1/15/17	$ (a)520	$492
Glatfelter,
7.13%, 5/1/16	145	143
Graham Packaging Co., Inc.,
9.88%, 10/15/14	830	739
Graphic Packaging International Corp.,
9.50%, 8/15/13	670	643
Owens-Brockway Glass Container, Inc.,
8.25%, 5/15/13	(c)1,175	1,210
		3,931
Gaming & Leisure (7.6%)
Harrah’s Operating Co., Inc.,
5.38%, 12/15/13	1,560	963
Host Hotels & Resorts LP REIT,
6.38%, 3/15/15	250	223
7.13%, 11/1/13	450	421
Isle of Capri Casinos, Inc.,
7.00%, 3/1/14	(c)1,495	1,061
Las Vegas Sands Corp.,
6.38%, 2/15/15	1,050	898
MGM Mirage,
6.00%, 10/1/09	(c)1,565	1,547
Station Casinos, Inc.,
6.00%, 4/1/12	885	708
7.75%, 8/15/16	225	173
		5,994
Health Care (10.9%)
Community Health Systems, Inc.,
8.88%, 7/15/15	440	445
DaVita, Inc.,
6.63%, 3/15/13	(c)1,115	1,076
Fisher Scientific International, Inc.,
6.13%, 7/1/15	895	888
FMC Finance III S.A.,
6.88%, 7/15/17	610	602
Fresenius Medical Care Capital Trust IV,
7.88%, 6/15/11	440	458
HCA, Inc.,
5.75%, 3/15/14	200	167
6.25%, 2/15/13	390	340
8.70%, 2/10/10	265	272
8.75%, 9/1/10	261	266
9.13%, 11/15/14	185	190
Invacare Corp.,
9.75%, 2/15/15	100	100
LVB Acquisition Merger Sub, Inc. PIK,
10.38%, 10/15/17	(a)255	272
Medco Health Solutions, Inc.,
7.13%, 3/15/18	300	312
National Mentor Holdings, Inc.,
11.25%, 7/1/14	370	382
Omnicare, Inc.,
6.75%, 12/15/13	495	468
6.88%, 12/15/15	395	367
Sun Healthcare Group, Inc.,
9.13%, 4/15/15	330	332
Tenet Healthcare Corp.,
7.38%, 2/1/13	990	936
9.88%, 7/1/14	225	227
Warner Chilcott Corp.,
8.75%, 2/1/15	395	403
		8,503
Housing (1.6%)
Interface, Inc.,
9.50%, 2/1/14	535	556
10.38%, 2/1/10	165	174
Nortek, Inc.,
8.50%, 9/1/14	755	487
Pulte Homes, Inc.,
6.38%, 5/15/33	70	55
		1,272
Information Technology (3.6%)
Freescale Semiconductor, Inc.,
8.88%, 12/15/14	815	666
Iron Mountain, Inc.,
7.75%, 1/15/15	375	375
8.63%, 4/1/13	505	510
KLA-Tencor Corp.,
6.90%, 5/1/18	450	442
Lender Processing Services, Inc.,
8.13%, 7/1/16	(a)55	55
SunGard Data Systems, Inc.,
9.13%, 8/15/13	445	452
Vangent, Inc.,
9.63%, 2/15/15	330	289
		2,789

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

		Face
		Amount	Value
		(000)	(000)
Manufacturing (2.3%)
Baldor Electric Co.,
8.63%, 2/15/17		$205	$207
Johnsondiversey, Inc.,
9.63%, 5/15/12		511	518
9.63%, 5/15/12	EUR	235	363
Propex, Inc.,
10.00%, 12/1/12		$ (f)470	7
RBS Global, Inc./Rexnord LLC,
9.50%, 8/1/14		715	693
			1,788
Metals (2.6%)
Evraz Group S.A.,
9.50%, 4/24/18		(a)360	363
Foundation PA Coal Co.,
7.25%, 8/1/14		170	171
Freeport-McMoRan Copper & Gold, Inc.,
8.38%, 4/1/17		605	639
Novelis, Inc.,
7.25%, 2/15/15		925	879
			2,052
Retail (1.5%)
Brown Shoe Co., Inc.,
8.75%, 5/1/12		510	510
Phillips-Van Heusen Corp.,
7.25%, 2/15/11		655	660
			1,170
Services (0.8%)
Aramark Corp.,
5.00%, 6/1/12		250	220
6.37%, 2/1/15		(b)35	33
8.50%, 2/1/15		135	133
Expedia, Inc.,
8.50%, 7/1/16		(a)265	260
			646
Telecommunications (4.5%)
Axtel S.A.B. de C.V.,
11.00%, 12/15/13		300	321
Citizens Communications Co.,
6.25%, 1/15/13		230	215
Exodus Communications, Inc.,
11.63%, 7/15/10		(f)(g)(h)1,064	—
Nordic Telephone Co. Holdings ApS,
8.88%, 5/1/16		(a)175	172
Qwest Communications International, Inc.,
6.18%, 2/15/09		(b)335	335
Qwest Corp.,
5.63%, 11/15/08		115	115
Rhythms NetConnections, Inc.,
14.00%, 2/15/10		(f)(g)(h)1,476	—
Sprint Capital Corp.,
6.90%, 5/1/19		775	681
Sprint Nextel Corp.,
6.00%, 12/1/16		725	625
TDC A/S,
6.50%, 4/19/12	EUR	195	295
Wind Acquisition Finance S.A.,
10.75%, 12/1/15		$ (a)495	522
Windstream Corp.,
8.13%, 8/1/13		210	211
			3,492
Transportation (6.0%)
ArvinMeritor, Inc.,
8.75%, 3/1/12		(c)875	774
CHC Helicopter Corp.,
7.38%, 5/1/14		960	1,001
Ford Motor Credit Co. LLC,
7.00%, 10/1/13		(c)1,520	1,121
7.25%, 10/25/11		(c)1,175	911
General Motors Corp.,
8.38%, 7/15/33		455	272
Penske Auto Group, Inc.,
7.75%, 12/15/16		425	374
Sonic Automotive, Inc.,
8.63%, 8/15/13		295	274
			4,727
Utilities (9.2%)
AES Corp. (The),
7.75%, 3/1/14		160	159
8.00%, 6/1/20		(a)840	815
Dynegy Holdings, Inc.,
7.75%, 6/1/19		475	435
Equitable Resources, Inc.,
6.50%, 4/1/18		250	251
Intergen N.V.,
9.00%, 6/30/17		(a)535	556
Ipalco Enterprises, Inc.,
8.63%, 11/14/11		165	172
Israel Electric Corp. Ltd.,
7.25%, 1/15/19		(a)450	460

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

		Face
		Amount	Value
		(000)	(000)
Utilities (cont’d)
Nevada Power Co.,
8.25%, 6/1/11		$355	$384
NRG Energy, Inc.,
7.38%, 1/15/17		(c)470	445
Ormat Funding Corp.,
8.25%, 12/30/20		665	659
Reliant Energy, Inc.,
7.88%, 6/15/17		450	442
Sierra Pacific Power Co.,
6.25%, 4/15/12		180	185
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/1/15		(a)1,280	1,261
Williams Cos., Inc.,
7.88%, 9/1/21		955	1,017
			7,241
Wireless Communications (1.8%)
American Tower Corp.,
7.13%, 10/15/12		330	335
7.50%, 5/1/12		(c)680	690
VIP Finance Ireland Ltd. for OJSC Vimpel
Communications,
9.13%, 4/30/18		(a)365	360
			1,385
TOTAL CORPORATE BONDS AND NOTES
(Cost $83,972)			75,428
BANK LOANS (1.1%) (j)
Energy (0.6%)
SandRidge Energy, Inc. PIK,
8.63%, 4/1/15		415	427
Information Technology (0.5%)
First Data Corp.,
5.23%, 9/24/14		212	196
5.55%, 9/24/14		244	225
			421
TOTAL BANK LOANS (Cost $859)			848
GOVERNMENT BONDS (1.5%)
Sovereign (1.5%)
Mexico (0.5%)
Mexican Bonos,
9.50%, 12/18/14	MXN	3,510	348
United States (1.0%)
U.S Treasury Bond,
4.50%, 2/15/36		$800	795
TOTAL GOVERNMENT BONDS (Cost $1,128)			1,143

	Shares
COMMON STOCKS (0.0%)
Telecommunications (0.0%)
Viatel Holding Bermuda Ltd.	(i)3	@—
XO Holdings, Inc.,	(i)969	@—
		@—
Utilities (0.0%)
PNM Resources, Inc.	178	2
SW Acquisition LP	(g)(h)(i)1	—
		2
TOTAL COMMON STOCKS (Cost $1,593)		2
PREFERRED STOCK (0.1%)
Financial (0.1%)
Fannie Mae, 8.75% (Convertible)
(Cost $110)	2,200	84

No. of
Warrants
WARRANTS (0.0%)
Telecommunications (0.0%)
XO Holdings, Inc., Series A,
expiring 1/16/10	(i)1,939	@—
XO Holdings, Inc., Series B,
expiring 1/16/10	(i)1,455	@—
XO Holdings, Inc., Series C,
expiring 1/16/10	(i)1,455	@—
TOTAL WARRANTS (Cost $ —)		@—

	Face
	Amount
	(000)
SHORT-TERM INVESTMENT (1.1%)
U.S. Treasury Security (1.1%)
U.S. Treasury Bill,
1.84%, 10/9/08 (Cost $901)	$ (k)(l)905	900
TOTAL INVESTMENTS (100%) (Cost $88,563)		78,405
LIABILITIES IN EXCESS OF OTHER ASSETS		(7,561)
NET ASSETS		$70,844

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

(a)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2008.
(c)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of June 30, 2008.
(d)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008. Maturity date disclosed is the ultimate maturity date.
(e)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest rate shown is the rate in effect at June 30, 2008.

(f)	Issuer is in default.
(g)	Security has been deemed illiquid at June 30, 2008.
(h)	Security was valued at fair value — At June 30, 2008, the Fund held $71,000 of fair valued securities, representing 0.10% of net assets.
(i)	Non-income producing security.
(j)

Remaining maturities of bank loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such payments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Bank loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(k)	Rate shown is the yield to maturity at June 30, 2008.
(l)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
@	Amount is less than $500.
EUR	Euro
MXN	Mexican Peso
PIK	Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	832	$1,308	7/31/08	USD	1,296	$1,296	$(12)

USD	United States Dollar

Futures Contracts:

The Fund had the following futures contracts open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
2 Year Note	40	$8,448	Sep-08	$(10)
U.S. Treasury
5 Year Note	16	1,769	Sep-08	(4)
Short:
U.S. Treasury
10 Year Note	146	16,633	Sep-08	(7)
U.S.Treasury
Short Bond	26	3,005	Sep-08	(9)
10 Year Swap	6	660	Sep-08	(3)
				$(33)

Credit Default Swap Contracts

The Fund had the following credit default swap agreement(s) open at period end:

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Bank of America
Carnival Corp., 6.65%, 1/15/28	Buy	$490	1.57%	3/20/18	$(2)
Goodrich Corp., 7.63%, 12/15/12	Buy	345	0.70	3/20/13	(3)
Goodrich Corp., 7.63%, 12/15/12	Buy	240	0.82	3/20/18	(4)
Nordstrom, Inc., 6.95%, 3/15/28	Buy	330	1.03	3/20/18	4
Pactiv Corp., 8.13%, 6/15/17	Buy	720	1.38	3/20/13	(9)

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

Credit Default Swap Contracts (cont’d):

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Bank of America (cont’d):
Sealed Air Corp., 5.63%, 7/15/13	Buy	$165	1.08%	3/20/18	$8
Sealed Air Corp., 5.63%, 7/15/13	Buy	225	1.12	3/20/18	10
Textron Financial Corp., 5.13%, 2/3/11	Buy	385	0.80	3/20/18	12
Toll Brothers Finance Corp., 6.88%, 11/15/12	Buy	205	2.25	3/20/18	4
Toll Brothers Finance Corp., 6.88%, 11/15/12	Buy	410	2.90	3/20/13	@—
Credit Suisse		475			(33)
ABX HE-AAA 06-1 Index	Buy		0.18	7/25/45
Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	515	1.00	3/20/15	(4)
Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	665	1.11	3/20/13	(9)
Pactiv Corp., 8.13%, 6/15/17	Buy	720	1.35	3/20/13	(8)
Deutsche Bank
Pactiv Corp., 8.13%, 6/15/17	Buy	255	1.34	3/20/13	(3)
Washington Mutual, Inc., 5.25%, 9/15/17	Buy	435	5.00	6/20/13	15
Goldman Sachs
American Standard, Inc., 7.63%, 2/15/10	Buy	150	0.50	3/20/18	(@—)
American Standard, Inc., 7.63%, 2/15/10	Buy	65	0.60	3/20/18	@—
AvalonBay Communities, Inc., 6.13%, 11/1/12	Buy	740	2.20	6/20/13	(18)
AvalonBay Communities, Inc., 6.13%, 11/1/12	Buy	805	3.05	3/20/13	(47)
Carnival Corp., 6.65%, 1/15/28	Buy	40	1.60	3/20/18	(@—)
Coca-Cola Enterprises, Inc., 6.13%, 8/15/11	Buy	825	0.59	3/20/13	(6)
Eaton Corp., 7.65%, 11/15/29	Buy	1,240	0.97	3/20/18	(10)
First Energy Corp., 7.38%, 11/15/31	Buy	795	1.25	3/20/13	(14)
Goodrich Corp., 7.63%, 12/15/12	Buy	235	0.47	3/20/18	3
Merrill Lynch & Co., 5.00%, 1/15/15	Buy	440	2.45	12/20/12	2
ProLogis, 5.50%, 3/1/13	Buy	465	2.97	6/20/13	(13)
ProLogis, 5.50%, 3/1/13	Buy	355	3.33	3/20/13	(15)
Sealed Air Corp., 5.63%, 7/15/13	Buy	290	1.08	3/20/18	13
Sealed Air Corp., 5.63%, 7/15/13	Buy	140	1.24	3/20/18	5
Textron Financial Corp., 5.13%, 2/3/11	Buy	670	1.05	3/20/13	5
JPMorgan Chase
Merrill Lynch & Co., 5.00%, 1/15/15	Buy	425	2.30	3/20/13	4
Nordstrom, Inc., 6.95%, 3/15/28	Buy	255	1.07	3/20/18	2
Nordstrom, Inc., 6.95%, 3/15/28	Buy	255	1.15	3/20/18	1
Pepsi Bottling Group, Inc., 7.00%, 3/1/29	Buy	210	0.58	3/20/13	(1)
Pepsi Bottling Group, Inc., 7.00%, 3/1/29	Buy	285	0.63	3/20/13	(2)
SLM Corp., 5.13%, 8/27/12	Buy	235	4.95	3/20/13	5
Lehman Brothers
ABX HE-AAA 06-1 Index	Buy	475	0.18	7/25/45	(38)
Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	100	1.04	3/20/18	(1)
Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	1,225	1.40	3/20/13	(32)
Coca-Cola Enterprises, Inc., 6.13%, 8/18/11	Buy	750	0.64	3/20/13	(7)
Dow Jones CDX North American High Yield Index, Series 9	Sell	5,762	3.75	12/20/12	(95)
Goodrich Corp., 7.63%, 12/15/12	Buy	270	0.45	3/20/18	4
Goodrich Corp., 7.63%, 12/15/12	Buy	195	0.46	3/20/18	2
MetLife, Inc., 5.00%, 6/15/15	Buy	475	2.15	3/30/13	(18)

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

Credit Default Swap Contracts (cont’d):

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Lehman Brothers (cont’d):
Qwest Capital Funding	Sell	$ 210	3.25%	12/20/12	$(13)
Merrill Lynch
Carnival Corp., 6.65%, 1/15/28	Buy	480	1.50	3/20/18	(2)
Carnival Corp., 6.65%, 1/15/28	Buy	405	1.57	3/20/18	(1)
Carnival Corp., 6.65%, 1/15/28	Buy	265	1.60	3/20/18	(2)
Eaton Corp., 7.65%, 11/15/29	Buy	290	0.92	3/20/18	(1)
SLM Corp., 5.13%, 8/27/12	Buy	235	5.00	3/20/13	5
Walt Disney Co. (The), 5.63%, 9/15/16	Buy	1,225	0.77	3/20/13	(19)
UBS
American Standard, Inc., 7.63%, 2/15/10	Buy	455	0.50	3/20/13	(@—)
American Standard, Inc., 7.63%, 2/15/10	Buy	475	0.60	3/20/18	2
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	195	1.73	3/20/18	(3)
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	195	1.78	3/20/13	(2)
Textron Financial Corp., 5.13%, 2/3/11	Buy	415	1.00	3/20/13	4
Textron Financial Corp., 5.13%, 2/3/11	Buy	265	1.01	3/20/13	3
Textron Financial Corp., 5.13%, 2/3/11	Buy	660	1.06	3/20/13	(8)
Toll Brothers Finance Corp., 6.88%, 11/15/12	Buy	635	2.90	3/20/13	@—
					$(330)

Interest Rate Swap Contracts

The Fund had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Bank of America	3 Month LIBOR	Pay	5.55%	2/22/18	$ 1,513	$20
	3 Month LIBOR	Pay	5.07	4/14/18	1,615	(7)
	3 Month LIBOR	Pay	4.98	4/15/18	3,375	(25)
	3 Month LIBOR	Receive	5.96	2/22/23	1,901	(31)
	3 Month LIBOR	Pay	5.64	3/7/23	5,580	91
	3 Month LIBOR	Receive	6.04	3/7/23	7,175	(133)
	3 Month LIBOR	Receive	5.47	4/14/23	2,070	(6)
	3 Month LIBOR	Receive	5.38	4/15/23	4,150	(1)
Deutsche Bank	3 Month LIBOR	Pay	5.03	10/25/17	12,000	396
	6 Month EUR LIBOR	Receive	4.93	7/1/18	6,445	(4)
	6 Month EUR LIBOR	Pay	5.27	7/1/23	8,070	(13)
JPMorgan Chase	3 Month LIBOR	Pay	5.43	8/20/17	1,660	126
	3 Month LIBOR	Pay	5.36	8/24/17	5,700	402
						$815

LIBOR London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

14	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

Financial Statements

Statement of Assets and Liabilities	June 30, 2008 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $88,563)	$78,405
Cash	1,654
Receivable for Investments Sold	14,515
Interest Receivable	1,490
Unrealized Appreciation on Swap Agreements	1,148
Foreign Currency, at Value (Cost $16)	16
Receivable From Adviser	8
Dividend Receivable	4
Receivable from Affiliate	@—
Other Assets	10
Total Assets	97,250
Liabilities:
Payable For:
Investments Purchased	14,570
Reverse Repurchase Agreements	10,058
Due to Broker	578
Dividends Declared	408
Investment Advisory Fees	42
Administration Fees	3
Directors’ Fees and Expenses	2
Custodian Fees	2
Unrealized Depreciation on Swap Agreements	663
Unrealized Depreciation on Foreign Exchange Contracts	12
Other Liabilities	68
Total Liabilities	26,406
Net Assets
Applicable to 11,670,223, Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$70,844
Net Asset Value Per Share	$6.07
Net Assets Consist of:
Common Stock	$117
Paid-in Capital	155,864
Undistributed (Distributions in Excess of) Net Investment Income	100
Accumulated Net Realized Gain (Loss)	(75,416)
Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Exchange Contracts and Translations	(9,821)
Net Assets	$70,844
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	15

Morgan Stanley High Yield Fund, Inc.

Financial Statements

Statement of Operations	Six Months Ended June 30, 2008 (unaudited) (000)
Investment Income
Interest from Securities of Unaffiliated Issuers	$3,295
Dividends from Security of Affiliated Issuer	41
Dividends from Securities of Unaffiliated Issuers	@—
Total Investment Income	3,336
Expenses
Investment Advisory Fees (Note B)	258
Professional Fees	41
Administration Fees (Note C)	29
Stockholder Reporting Expenses	16
Custodian Fees (Note D)	5
Stockholder Servicing Agent Fees	3
Directors’ Fees and Expenses	1
Other Expenses	20
Expenses Before Interest Expense and Bank Overdraft Expense	373
Interest Expense on Reverse Repurchase Agreements	178
Bank Overdraft Expense	@—
Total Expenses	551
Waiver of Administration Fees (Note C)	(9)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(1)
Expense Offset (Note D)	(@—)
Net Expenses	541
Net Investment Income	2,795
Net Realized Gain (Loss) on:
Investments	(1,636)
Futures Contracts	(132)
Swap Agreements	(514)
Foreign Currency Transactions	(99)
Net Realized Gain (Loss)	(2,381)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,759)
Futures Contracts	(1)
Swap Agreements	(441)
Foreign Currency Exchange Contracts and Translations	2
Change in Unrealized Appreciation (Depreciation)	(3,199)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(5,500)
Increase from Payment by Affiliate (Note H)	80
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,705)
@ Value is less than $500.

16	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

Financial Statements

Statements of Changes in Net Assets	Six Months Ended June 30, 2008 (unaudited) (000)	Year Ended December 31, 2007 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$2,795	$5,642
Net Realized Loss	(2,381)	(377)
Change in Unrealized Appreciation (Depreciation)	(3,199)	(2,162)
Increase from Payment by Affiliate	80	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,705)	3,103
Distributions from and/or in Excess of:
Net Investment Income	(2,451)	(5,465)
Capital Share Transactions:
Repurchase of Shares (20,495 and 9,730 shares, respectively)	(118)	(56)
Total Increase (Decrease)	(5,274)	(2,418)
Net Assets:
Beginning of Period	76,118	78,536
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $100 and $(244), respectively)	$70,844	$76,118

The accompanying notes are an integral part of the financial statements.	17

Morgan Stanley High Yield Fund, Inc.

Financial Statements

Statement of Cash Flows	Six Months Ended June 30, 2008 (unaudited) (000)
Cash Flows from Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$3,195
Purchases of Long-Term Investments	(2,689)
Net (Increase) Decrease in Short-Term Investments	2,120
Net (Increase) Decrease in Foreign Currency Holdings	(16)
Net Realized Gain (Loss) on Foreign Currency Transactions	(99)
Net Realized Gain (Loss) on Futures Contracts	(132)
Net Realized Gain (Loss) on Swap Agreements	(434)
Net Investment Income	2,795
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	64
Net Increase (Decrease) in Payables Related to Operations	(174)
Accretion/Amortization of Discounts and Premiums	(33)
Net Cash Provided (Used) by Operating Activities	4,597
Cash Flows from Financing Activities:
Cash Received for Reverse Repurchase Agreements	(16,286)
Cash Paid for Reverse Repurchase Agreements	16,640
Payment on Fund Shares Repurchased	(118)
Cash Distributions Paid	(3,179)
Net Cash Provided (Used) for Financing Activities	(2,943)
Net Increase (Decrease) in Cash	1,654
Cash at Beginning of Period	—
Cash at End of Period	$1,654

Supplemental Disclosure of Cash Flow Information:
Interest paid on Reverse Repurchase Agreements during the Period	$360

18	The accompanying notes are an integral part of the financial statements.

Morgan Stanley High Yield Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended
	June 30, 2008		Year Ended December31,
	(unaudited)		2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$6.51		$6.71		$6.62	$7.14	$6.96	$5.46
Net Investment Income†	0.24		0.48		0.45	0.55	0.64	0.67
Net Realized and Unrealized Gain (Loss) on Investments	(0.47)		(0.21)		0.10	(0.55)	0.21	1.40
Total from Investment Operations	(0.23)		0.27		0.55	0.00	0.85	2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.47)		(0.46)	(0.52)	(0.67)	(0.57)
Anti-Dilutive Effect of Share Repurchase Program	0.00	#	0.00	#	—	—	—	—
Net Asset Value, End of Period	$6.07		$6.51		$6.71	$6.62	$7.14	$6.96
Per Share Market Value, End of Period	$5.30		$5.75		$5.96	$5.67	$6.51	$6.55
TOTAL INVESTMENT RETURN:
Market Value	(4.20	)%*	4.51%		13.81%	(5.36)%	10.27%	33.13%
Net Asset Value (1)	(3.09	)%‡*	4.94%		9.91%	0.74%	13.82%	39.29%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$70,844		$76,118		$78,536	$77,437	$83,492	$81,402
Ratio of Expenses to Average Net Assets(2)	1.47	%+**	1.64	%+	2.02%	2.17%	1.45%	1.50%
Ratio of Expenses Excluding Interest Expense and Bank Overdraft Expense to Average Net Assets	0.99	%+**	0.93	%+	1.00%	1.00%	1.00%	1.05%
Ratio of Net Investment Income to Average Net Assets(2)	7.61	%+**	7.19	%+	6.83%	7.99%	9.14%	10.57%
Portfolio Turnover Rate	21	%*	38%		34%	56%	55%	68%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.50	%+**	1.67	%+	2.05%	2.20%	1.45%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	7.58	%+**	7.16	%+	6.80%	7.96%	9.14%	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
#	Amount is less than $0.005 per share.
‡

The Adviser reimbursed the Fund for losses incurred on derivative transactions that breached an investment guideline of the Fund during the period. The impact of this reimbursement is reflected in the total investment return shown above. Without this reimbursement, the total investment return based on net asset value would have been (3.20)%. (See Note H within the Notes to Financial Statements)

*	Not Annualized
**	Annualized
+

Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Port-folio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	19

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements

The Morgan Stanley High Yield Fund, Inc. (the “Fund”) was incorporated on September 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to seek a high level of current income and as a secondary objective, to seek capital appreciation. The Fund seeks to achieve these objectives through investments primarily in high yield securities.

A.    Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.               Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are credit-worthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At June 30, 2008, the Fund had a reverse repurchase agreement outstanding with UBS Warburg as follows:

Maturity in
less than
366 Days
Value of Securities Subject to Repurchase	$10,763,000
Liability Under Reverse Repurchase
Agreement	$10,058,000
Weighted Average Days to Maturity	4.02

The weighted average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2008 was approximately $9,849,000 at a weighted average weekly interest rate of 4.24%.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

3.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

4.              Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Cross Currency Hedges: The Fund may enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s obligations under a forward or futures contract with the value of securities denominated in a particular currency. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated. At June 30, 2008, the Fund did not have any outstanding cross currency hedges.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

movements in the value of a foreign currency relative to the U.S. dollar.

Structured Securities: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Futures: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Foreign Options. When conducted outside the United States, options and futures may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

Structured Products. The Fund may invest in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

Swaps. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The Fund intends to use interest rate swaps for hedging purposes, to manage the maturity and duration of the Fund, or to gain exposure to a market without directly investing in securities traded in that market.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.

The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps in the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counter party in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Swap Options. The Fund may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Fund. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Fund to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Fund amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statement of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets & Liabilities may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown in the Statement of Assets & Liabilities.

Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets & Liabilities.

5.              Bank Loans: The Fund may invest up to 20% of its assets in public bank loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody’s Investors Service (“Moody’s”) BBB or higher by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”)) or below investment grade (below Baa by Moody’s or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

6.              Mortgage Related Securities: The Fund may invest in mortgage-related securities, including mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”).

Mortgage-backed securities. One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal pre-payments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Commercial mortgage-backed securities. The Fund may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or “IO” Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or “PO” Class).

Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Inverse Floaters. The Fund may invest in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

To the extent the Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

7.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments,

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

8.              Fair Value Measurement: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

		Other
	Investments	Financial
	in Securities	Instruments*
Valuation Inputs	(000)	(000)
Level 1 - Quoted Prices	$87	$(33)
Level 2 - Other Significant Observable Inputs	78,247	(9,436)
Level 3 - Significant Unobservable Inputs	71	—
Total	$78,405	$(9,469)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

		Other
	Investments	Financial
	in Securities	Instruments*
	(000)	(000)
Balance as of 12/31/07	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	(1,432)	—
Change in unrealized appreciation (depreciation)	1,432	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	71	—
Balance as of 6/30/08	$71	$—
The amount of total realized gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 6/30/08	$(702)	$—

*Other financial instruments include futures, forwards, reverse repurchase agreements and swap contracts.

9.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends).

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund’s average weekly net assets.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2008, approximately $9,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.    Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These Custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of June 30, 2008, this did not result in an impact to the Fund’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 were as follows:

2007 Distributions		2006 Distributions
Paid From:		Paid From:
(000)		(000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$5,465	$ —	$5,315	$ —

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown reclass and excess distribution, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$23	$19	$(42)

At December 31, 2007, the Fund had no distributable earnings on a tax basis.

At June 30, 2008, the Federal income tax cost basis of securities was approximately $88,563,000 and, accordingly, net unrealized depreciation for Federal income tax purposes was $10,158,000 of which $747,000 related to appreciated securities and $10,905,000 related to depreciated securities.

At December 31, 2007, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $71,737,000 available to offset future capital gains of which $4,163,000 will expire on December 31, 2008, $4,214,000 will expire on December 31, 2009, $24,375,000 will expire on December 31, 2010, $38,087,000 will expire on December 31, 2011, $241,000 will expire on December 31, 2012 and $657,000 will expire on December 31, 2014. During the six months ended June 30, 2008, the Fund utilized capital loss carry forwards for U.S. Federal income tax purposes of approximately $769,000.

To the extent that capital loss carry forwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October capital and currency losses of approximately $1,204,000 and $30,000, respectively.

F.     Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the six months ended June 30, 2008, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	June 30,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$2,781	$ 18,724	$ 21,505	$ 41	$ —

During the six months ended June 30, 2008, the Fund made purchases and sales totaling approximately $16,484,000 and $15,420,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. For the six months ended June 30, 2008, purchases and sales of long-term U.S. Government securities were approximately $776,000 and $2,244,000, respectively.

H.    Reimbursement by Affiliate: The Adviser reimbursed the Fund for a $79,543 loss incurred on derivative transactions that breached an investment guideline of the Fund during the period. The amount is reflected in the Statement of Operations and Statement of Changes in Net Assets.

I.      Other: A substantial portion of the Fund’s total investments consists of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

reflected on the Statement of Assets and Liabilities and the differences could be material.

On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. During the six months ended June 30, 2008, the Fund repurchased 20,495 of its shares at an average discount of 11.21% from net asset value per share. Since the inception of the program, the Fund has repurchased 30,225 of its shares at an average discount of 12.12% from net asset value per share. The Fund expects to continue to repurchase its out-standing shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors

On June 20, 2008, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.035 per share, derived from net investment income, payable on July 15, 2008, to stockholders of record on June 30, 2008.

J.     Supplemental Proxy Information: On June 19, 2008, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Kathleen A. Dennis	10,045,819	463,790
Joseph J. Kearns	10,043,568	466,041
Michael E. Nugent	10,041,668	467,941
Fergus Reid	10,044,703	464,906

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/msim. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/msim.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Morgan Stanley High Yield Fund, Inc.

June 30, 2008 (unaudited)

Notes to Financial Statements (cont’d)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley High Yield Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley High Yield Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1(800) 231-2608

Morgan Stanley High Yield Fund, Inc.

Morgan Stanley Institutional Closed-End Funds

An Important Notice Concerning Our

U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as ‘‘personal information.’’

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.     When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

Morgan Stanley High Yield Fund, Inc.

Morgan Stanley Institutional Closed-End Funds

An Important Notice Concerning Our

U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Emerging Markets Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Dennis F. Shea
Michael Bozic	Vice President

Kathleen A. Dennis	Amy R. Doberman
Vice President
James F. Higgins
Stefanie V. Chang Yu
Dr. Manuel H. Johnson	Vice President

Joseph J. Kearns	James W. Garrett
Treasurer and Chief
Michael F. Klein	Financial Officer

W. Allen Reed	Carsten Otto
Chief Compliance Officer
Fergus Reid
Mary E. Mullin
Officers	Secretary
Michael E. Nugent
Chairman of the Board and
Director

Ronald E. Robison
President and Principal
Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/msim. All investments involve risks, including the possible loss of principal.

© 2008 Morgan Stanley

CEMSYSAN IU08-04283I-Y06/08

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

(a)           Refer to Item 1.

(b)           Not used.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Morgan Stanley High Yield Fund, Inc.*

			TOTAL NUMBER OF	MAXIMUM NUMBER
			SHARES PURCHASED	OF SHARES THAT MAY
			AS	YET
			PART OF PUBLICLY	BE PURCHASED UNDER
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	THE PLANS OR
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	PROGRAMS
January	20,495	$5.73	20,495	Unlimited
February	—	—	—	Unlimited
March	—	—	—	Unlimited
April	—	—	—	Unlimited
May	—	—	—	Unlimited
June	—	—	—	Unlimited

*  The Share Repurchase Program commenced on 6/19/2007.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley High Yield Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 15, 2008

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 15, 2008